COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Commitments
Pembina had the following contractual obligations outstanding at December 31, 2020:

Contractual Obligations(1)	Payments Due by Period
($ millions)	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Leases(2)	1,064	131	217	174	542
Loans and borrowings(3)	16,275	1,058	2,262	2,708	10,247
Construction commitments(4)	1,208	523	149	43	493
Other	569	112	145	75	237
Total contractual obligations	19,116	1,824	2,773	3,000	11,519
(1)    Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined, and therefore, an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 9 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 35 and 175 mbpd of NGL each year up to and including 2029. Power purchase agreements range from one to 24 years and involve the purchase of power from electrical service providers. Pembina has secured up to 80 megawatts per day each year up to and including 2044.
(2)    Includes terminals, rail, office space, land and vehicle leases.
(3)    Excluding deferred financing costs. Including interest payments on Pembina's senior unsecured notes.
(4)    Excluding significant projects that are awaiting regulatory approval, projects which Pembina is not committed to construct, and projects that are executed by equity accounted investees.
Commitments to Equity Accounted Investees
Pembina has commitments to provide contributions to certain equity accounted investees based on annual budgets approved by the joint venture partners.
Contingencies
Pembina, including its subsidiaries and its investments in equity accounted investees, are subject to various legal and regulatory and tax proceedings, actions and audits arising in the normal course of business. We represent our interests vigorously in all proceedings in which we are involved. Legal and administrative proceedings involving possible losses are inherently complex, and we apply significant judgment in estimating probable outcomes. Of most significance is a claim filed against Aux Sable by a counterparty to an NGL supply agreement. Aux Sable has filed Statements of Defense responding to the claim. While the final outcome of such actions and proceedings cannot be predicted with certainty, at this time management believes that the resolutions of such actions and proceedings will not have a material impact on Pembina's financial position or results of operations.
Letters of Credit
Pembina has provided letters of credit to various third parties in the normal course of conducting business. The letters of credit include financial guarantees to counterparties for product purchases and sales, transportation services, utilities, engineering and construction services. The letters of credit have not had and are not expected to have a material impact on Pembina's financial position, earnings, liquidity or capital resources.
At December 31, 2020, Pembina had $91 million (December 31, 2019: $103 million) in letters of credit issued to facilitate commercial transactions with third parties and to support regulatory requirements.